Supplement Dated March 15, 2006
to the Prospectus of Multi-Strategy Hedge Advantage Fund dated July 8, 2005 and
Multi-Strategy Hedge Opportunities Fund, LLC dated November 10, 2005

On February 15, 2006, Merrill Lynch & Co., Inc. (the “Company”), BlackRock Inc. (“BlackRock”), New Boise, Inc. (“New BlackRock”) and Boise Merger Sub, Inc., entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”), pursuant to which the businesses of Merrill Lynch Investment Managers (“MLIM”), as well as certain assets of Merrill Lynch Alternative Investments LLC, will be contributed to New BlackRock in exchange for a 49.8% economic interest (which includes a 45% voting interest) in New BlackRock. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006.

If approved by each Fund’s shareholders and the Fund’s Board of Directors or Trustees, the combined company that results from the transaction is expected to become the investment adviser or manager to each Fund.

Code # ML-MSF-BLACKROCK-SUP-0306